UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 15, 2021

Date of Report (Date of earliest event reported)

SLINGER BAG INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-214463	61-1789640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2709 N. Rolling Road, Suite 138

Windsor Mill, MD

21244

(Address of Principal Executive Offices)

(443) – 407 7564

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Not Applicable

Emerging growth company [X]

Item 1.01 Entry into a Material Agreement

On April 15, 2021, Slinger Bag Inc. (“SBI”) and its subsidiaries, Slinger Bag Americas Inc., (“SBA”), Slinger Bag Canada, Inc., (“SBC”), Slinger Bag International (UK) Limited (“SB UK”), and Slinger Bag Ltd., (“SBL” and, together with SBI, SBA, SBC, SB UK, SBL the “Borrower”) issued a $2,000,000 secured term promissory note that bears interest at the rate of 15% per annum (the “Note”) to SB Invesco LLC, a Wyoming limited liability company (the “Lender”). In connection with the Note, the Borrower and Lender entered into the following agreements:

(i)	business loan and security agreement (“BLSA”);
(ii)	intellectual property security agerement (“IPSA”);
(iii)	stock pledge agreement (“SPA”);
(iv)	intercreditor agreement (“ICA”);
(v)	warrant purchase agreement (“WPA”); and
(vi)	2,200,000 warrants to the Lender and Chessler Holdings, LLC to purchase shares of common stock of SBI (“Warrants”) and, collectively, the “Loan Agreements”).

BLSA

Pursuant to the BLSA, the Borrower granted to the Lender, as collateral security for the payment and performance of all of the all obligations and liabilities of any member of and all of the Borrower in favor of the Lender (the “Obligations”), due or to become due, existing or hereafter incurred, contracted or acquired, a first priority continuing security interest in all of the assets and personal property of the Borrower and its business (the “Collateral”). Such security interest is a first priority security interest in the Collateral.

Upon the occurrence of an Event of Default (as defined in the BLSA), the Lender may (i) at any time thereafter, in its discretion transfer any securities or other property constituting Collateral into its own name or that of its nominee and receive the income thereon and hold the same as security for all Obligations or apply it on any or all amounts due on the Obligations in such order as Lender may elect in its sole discretion, (ii) enter the Borrower’s premises and take control of its business and (iii) require each Borrower to establish, at Borrower’s expense, a lock box account with such bank acceptable to Lender, into which Borrower shall promptly deposit and direct their account debtors to directly remit all payments on receivables and which such payments or deposits shall be the property solely of the Lender.

IPSA

To secure the prompt payment to the Lender of the Obligations of the Borrower, the Borrower pledged and granted to the Lender a continuing security interest in and lien upon all of Borrower’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired acquired (collectively, the “IP Collateral”):

a. trademarks and trademark licenses to which the Borrower is a party;

b. patents and patent licenses to which Borrower is a party;

c. copyrights and copyright licenses to which Borrower is a party;

d. intellectual property not covered by the foregoing;

e. rights to sue third parties for past, present or future infringement, dilution, misappropriation, or other violation of rights in any intellectual property, including injury to the goodwill associated with any trademark, and all causes of action for the same; and

f. All proceeds of all or any of the foregoing, tort claims and all claims and other rights to payment including (i) insurance claims against third parties for loss of, damage to, or destruction of, the foregoing IP Collateral and (ii) payments due or to become due under copyright licenses, patent licenses or trademark licenses and proceeds payable under, or unearned premiums with respect to, policies of insurance in whatever form regarding the foregoing Collateral.

SPA

Pursuant to the SPA, SBI pledged, assigned and granted to the Lender and created a continuing first priority lien and security interest in favor of the Lender in and to all of its right, title, and interest in and to the following, property (collectively, the “Security Collateral”) to secure the due and prompt payment and performance of the Borrower’s Obligations:

(a) 100% of the shares in each of its subsidiaries SBA, SBC, SB UK and SBL; and

(b) all proceeds and products of the foregoing, all books and records relating to the foregoing, all supporting obligations related thereto, and all accessions to, substitutions, and replacements for, and profits and products of, each of the foregoing, and any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to the Borrower from time to time with respect to any of the foregoing.

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The Borrower also agreed, from time to time, as may be required by the Lender with respect to all Security Collateral, to take all actions as may be requested by the Lender to perfect the security interest of the Lender in the Security Collateral and so that control of such Security Collateral is obtained and at all times held by the Lender.

The Borrower further authorized the Lender at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Security Collateral, without the signature of the Borrower where permitted by law.

ICA

Under the ICA, until the obligations, liabilities and indebtedness of every nature of the Borrower from time to time owed to the Lender under the Loan Agreements (the “First Lien Obligations”) have been paid in full, any other creditor’s security interest in and lien on the Collateral to secure the payment and performance of their obligations were subordinated to the Lender’s security interests in and liens on the Collateral to secure the First Lien Obligations, regardless of the order or time of attachment, or the order, time, or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a lien.

WPA

Pursuant to the WPA, SBI issued and sold to the Lender 2,000,000 warrants to purchase common stock of SBI and to Chessler Holdings, LLC 200,000 warrants to purchase common stock of SBI (together, the “Warrants”).

Warrants

Each Warrant permits its holder to purchase shares of SBI’s common stock at an exercise price of $0.025 per share, subject to the option to cashlessly exercise such warrants.

Each warrant has other customary terms found in like instruments, including, but not limited to, events of default.

Copies of each of the Loan Agreements are attached hereto as Exhibits 10.1 through 10.8 and the above summaries of the Loan Agreements is subject to full terms of the applicable Loan Agreements.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

10.1	2,000,000 Secured Term Promissory Note dated April 15, 2021
10.2	Business Loan and Security Agreement dated April 15, 2021
10.3	Intellectual Property Security Agreement dated April 15, 2021
10.4	Stock Pledge Agreement dated April 15, 2021
10.5	Intercreditor Agreement dated April 15, 2021
10.6	Warrant Purchase Agreement dated April 15, 2021
10.7	SB Invesco Warrant dated April 15, 2021
10.8	Chessler Holdings Warrant dated April 15, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Slinger Bag inc. a Nevada corporation

Dated: April 20, 2021	By:	Mike Ballardie
Chief Executive Officer and Sole Director

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